2,000,000 TIMES
                   TRUST ISSUED MANDATORY EXCHANGE SECURITIES
               (SUBJECT TO EXCHANGE INTO SHARES OF COMMON STOCK OF
                        FIRSTPLUS FINANCIAL GROUP, INC.)
                         ------------------------------

    Each of the Trust Issued Mandatory Exchange Securities (the 'TIMES') of Mandatory Common Exchange Trust (the 'Trust') represents the right to receive an annual distribution of $3.543, and will be exchanged for between 0.8475 shares and 1 share of common stock, $0.01 par value per share (the 'Common Stock'), of FIRSTPLUS Financial Group, Inc. (the 'Company') on August 15, 2000 (the 'Exchange Date'), subject to a cash settlement feature. The annual distribution of $3.543 per TIMES is payable quarterly on each February 15, May 15, August 15, and November 15, commencing November 15, 1997. The TIMES are not subject to early redemption.

    The Trust is a newly organized, finite-term Trust established to purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date, and a forward purchase contract (the 'Contract') with an existing shareholder (the 'Seller') of the Company relating to the Common Stock. The Trust's investment objective is to provide each holder of TIMES (the 'Holder') with a quarterly distribution of $0.886 per TIMES and, on the Exchange Date, a number of shares of Common Stock per TIMES equal to the Exchange Rate or the cash equivalent. The 'Exchange Rate' is equal to (i) if the Reference Market Price on the Exchange Date is less than $57.67 but equal to or greater than $48.875, a number (or fractional number) of shares of Common Stock per TIMES having a value (determined at the Reference Market Price) equal to $48.875, (ii) if the Reference Market Price on the Exchange Date is equal to or greater than $57.67, 0.8475 shares of Common Stock per TIMES and (iii) if the Reference Market Price on the Exchange Date is less than $48.875, 1 share of Common Stock per TIMES, subject in each case to adjustment in certain events. The 'Reference Market Price' means the average Closing Price (as hereinafter defined) per share of Common Stock for the 20 Trading Days (as hereinafter defined) immediately prior to, but not including, the Exchange Date. In lieu of delivery of the Common Stock, the Seller may elect under the Contract to pay cash on the Exchange Date in an amount equal to the Reference Market Price times the number of shares of the Common Stock determined under the above formula (the 'Cash Settlement Alternative'). If the Seller elects the Cash Settlement Alternative, holders of TIMES will receive cash instead of shares of Common Stock on the Exchange Date. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of TIMES will receive cash in lieu thereof.

    Holders of TIMES will receive quarterly distributions whereas the Company does not currently pay dividends on the Common Stock. However, the Company could commence paying dividends on its Common Stock at any time and there is no assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the TIMES is less than that afforded by an investment in the Common Stock because holders of TIMES will realize no equity appreciation unless the Reference Market Price of the Common Stock on the Exchange Date exceeds $57.67, and less than all of the appreciation even if at that time the Reference Market Price is above $57.67. Moreover, because a Holder will only receive 0.8475 shares of Common Stock per TIMES (or the Reference Market Price thereof) if the Reference Market Price on the Exchange Date exceeds $57.67, Holders will only be entitled to receive upon exchange 84.75% of any appreciation of the value of the Common Stock over that amount. Holders of TIMES will realize the entire decline in equity value if the Reference Market Price on the Exchange Date is less than the price to public per TIMES shown below. Accordingly, the value of the Common Stock or cash equivalent received by a Holder may be less than the amount paid by such Holder for its TIMES, in which event its investment will result in a loss.

    The Company is not affiliated with the Trust or the Seller, will not receive any of the proceeds from the sale of the TIMES and will have no obligations with respect to the TIMES. This Prospectus relates only to the TIMES offered hereby and does not relate to the Company or its Common Stock.

    Application has been made to list the TIMES on the American Stock Exchange (the 'ASE') under the symbol 'TIM.' Prior to this offering there has been no public market for the TIMES. The last reported sale price of the Common Stock on the Nasdaq National Market traded under the symbol 'FPFG,' on September 11, 1997 was $48.875 per share.

                                                   (continued on following page)
                         ------------------------------

SEE 'RISK FACTORS' ON PAGES 5 AND 17 OF THIS PROSPECTUS FOR A DISCUSSION OF CERTAIN FACTORS RELEVANT TO AN INVESTMENT IN THE TIMES.

                         ------------------------------

THESE TIMES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               PRICE TO PUBLIC               SALES LOAD(1)          PROCEEDS TO THE TRUST(2)
Per TIMES..............................            $48.875                      $1.466                       $48.875
Total(3)...............................          $97,750,000                  $2,932,500                   $97,750,000

(1) The Seller has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the 'Securities Act'). See 'Underwriting.' In light of the fact that the proceeds of the sale of the TIMES will be used in part by the Trust to purchase the Contract from the Seller, the Underwriting Agreement provides that the Seller will pay to the Underwriters as compensation ('Underwriters Compensation') $1.466 per TIMES. See 'Underwriting.'

(2) Expenses of the offering, which are payable by the Seller, are estimated to be approximately $360,000.

(3) The Trust has granted to the Underwriters an option for 30 days to purchase up to an additional 205,000 TIMES at the price to the public per TIMES, solely to cover over-allotments. If the option is exercised in full, the total Price to Public, Sales Load and Proceeds to the Trust will be $107,769,375, $3,233,081 and $107,769,375, respectively. See 'Underwriting.'

                         ------------------------------

    The TIMES are offered by Bear, Stearns & Co. Inc. and Salomon Brothers Inc (the 'Underwriters') as specified herein, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that certificates for the TIMES will be ready to deliver through the Facilities of the Depository Trust Company on or about September 17, 1997.

                          Joint Book-Running Managers

BEAR, STEARNS & CO. INC.                                    SALOMON BROTHERS INC

               The date of this Prospectus is September 12, 1997

(continued from previous page)

     The Trust has adopted a policy that the Contract may not be disposed of during the term of the Trust. The Trust will continue to hold the Contract despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company.

     The TIMES may be a suitable investment for those investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contract and the U.S. Treasury securities held by the Trust.

     The Trust will be a grantor trust for federal income tax purposes and each holder of TIMES will be treated as the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contract. For a discussion of the principal United States federal income tax consequences ownership of the TIMES, see 'Certain Federal Income Tax Considerations.'

     This Prospectus sets forth information about the Trust that a prospective investor ought to know before investing. Potential investors are advised to read this Prospectus and to retain it for future reference.

     THE TRUST IS A NEWLY ORGANIZED CLOSED-END INVESTMENT COMPANY WITH NO PREVIOUS HISTORY OF PUBLIC TRADING. TYPICAL CLOSED-END FUND SHARES FREQUENTLY TRADE AT A PREMIUM TO OR DISCOUNT FROM NET ASSET VALUE. THIS CHARACTERISTIC OF INVESTMENTS IN A CLOSED-END INVESTMENT COMPANY IS A RISK SEPARATE AND DISTINCT FROM THE RISK THAT THE TRUST'S NET ASSET VALUE WILL DECREASE. THE TRUST CANNOT PREDICT WHETHER ITS SHARES WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE. THE RISK OF PURCHASING INVESTMENTS IN A CLOSED-END COMPANY THAT MIGHT TRADE AT A DISCOUNT MAY BE GREATER FOR INVESTORS WHO WISH TO SELL THEIR INVESTMENTS SOON AFTER COMPLETION OF AN INITIAL PUBLIC OFFERING.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE TIMES OR THE COMMON STOCK AT LEVELS ABOVE THOSE THAT MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME SEE-- 'UNDERWRITING.'

                               PROSPECTUS SUMMARY

     This summary of the provisions relating to the TIMES does not purport to be complete and is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus. Certain terms used in this summary are defined elsewhere in this Prospectus.

THE TRUST

     General. The Trust is a newly organized, finite-term trust. The Trust will be registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the 'Investment Company Act'). Consistent with provisions of the Internal Revenue Code of 1986, as amended (the 'Code'), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust.

     Investment Objective and Policies. The Trust will purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date and a forward purchase contract with the Seller obligating the Seller, on the Exchange Date, to deliver to the Trust a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares subject to the Contract (or the Reference Market Price thereof). It is the Trust's investment objective to provide the Holders of TIMES with a quarterly distribution of $0.886 per TIMES (which amount equals a pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities) and, on the Exchange Date, a number of shares of Common Stock per TIMES equal to the Exchange Rate or, if the Seller elects the Cash Settlement Alternative, which election must be made not later than 20 trading days prior to but not including the Exchange Date, an amount in cash equal to the Reference Market Price of that number of shares. The Exchange Rate is equal to (i) if the Reference Market Price is less than $57.67 but equal to or greater than $48.875, a number (or fractional number) of shares of Common Stock per TIMES having a value (determined at the Reference Market Price) equal to $48.875, (ii) if the Reference Market Price is equal to or greater than $57.67, 0.8475 shares of Common Stock per TIMES and (iii) if the Reference Market Price is less than $48.875, 1 share of Common Stock per TIMES, subject in each case to adjustment in certain events. This provides the Trust with the potential for a portion of any capital appreciation above $57.67 on the Common Stock, but no protection from depreciation of the Common Stock and no participation in appreciation through $57.67. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of TIMES will receive cash in lieu thereof. See 'Investment Objective and Policies--Trust Termination.'

     The purchase price under the Contract is equal to $39.47 per share of Common Stock initially subject thereto and $78,944,795 (2,000,000 shares of Common Stock) in the aggregate (exclusive of the over-allotment option) and is payable to the Seller by the Trust at the closing of the offering of the TIMES (the 'Closing'). The obligations of the Seller under the Contract will be secured by a pledge of Common Stock and/or shares of nonvoting common stock, $0.01 par value per share (the 'Nonvoting Common'), of the Company that is convertible at any time by any person other than the Seller and its affiliates into shares of Common Stock on a one-for-one basis or, at the election of the Seller, by substitute collateral consisting of short-term, direct obligations of the U.S. Government. See 'Investment Objective and Policies--The Contract--Collateral Arrangements; Acceleration.'

THE OFFERING

     The Trust is offering 2,000,000 TIMES to the public at a purchase price of $48.875 per TIMES (which is equal to the last reported bid-side price of the Common Stock on the date of the Offering) through the Underwriters. In addition, the Underwriters have been granted options to purchase up to 205,000 additional TIMES solely for the purpose of covering over-allotments. See 'Underwriting.'

THE COMPANY

     FIRSTPLUS Financial Group, Inc. (the 'Company') is a specialized consumer finance company that originates, purchases, services and sells consumer finance receivables, substantially all of which are debt consolidation or home improvement loans secured primarily by second liens on real property. The Company's principal office is located at 1600 Viceroy, 8th Floor, Dallas, Texas 75235, and its telephone number is (214) 599-6400. See 'Investment Objective and Policies--The Company.'

     The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and its shares of Common Stock are traded on the Nasdaq National Market under the symbol 'FPFG.' On September 11, 1997, the Closing Price of the Common Stock was $48.875. Reference is made to the publicly available filings of the Company for information about the Company. Such filings can be inspected and copied at the public reference facilities maintained by the U.S. Securities and Exchange Commission (the 'Commission') at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also may be obtained by mail from the Public Reference Section of the Commission, Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, at prescribed rates. Additionally, the Commission maintains a Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers, such as the Company, that file electronically with the Commission.

     The Company is not affiliated with the Trust or the Seller, will not receive any of the proceeds from the sale of the TIMES and will have no obligations with respect to the TIMES. This Prospectus relates only to the TIMES offered hereby and does not relate to the Company or its Common Stock.

THE TIMES

     General. The TIMES are designed to provide investors with a quarterly distribution at the annual rate of $3.543 per share of TIMES. The Company does not currently pay dividends on its Common Stock. Any decision to commence paying dividends on the Common Stock by the Company and the amount of any such dividends would be discretionary with its Board of Directors and subject to legal and other factors, including the Company's future earnings, cash flow, financial condition and capital requirements. Quarterly distributions on the TIMES will consist solely of the cash received from the U.S. Treasury securities held by the Trust. The Trust will not be entitled to any dividends that may be declared on the Common Stock.

     There is no assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the TIMES is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Reference Market Price of the Common Stock is below $57.67 (which represents an appreciation of 18.0%). Moreover, because a Holder will only receive 0.8475 shares of Common Stock per TIMES (or the Reference Market Price thereof) if the Reference Market Price exceeds $57.67 Holders will only be entitled to receive upon exchange 84.75% of any appreciation of the value of the Common Stock in excess of $57.67. Holders of TIMES will realize the entire decline in equity value if the Reference Market Price is less than the price to public per TIMES shown on the cover page hereof. Accordingly, the value of the Common Stock or cash equivalent received by a Holder may be less than the amount paid by such Holder for its TIMES, in which event its investment will result in a loss.

     Distributions. Holders are entitled to receive distributions at the rate per TIMES of $3.543 per annum or $0.886 per quarter, payable quarterly on each February 15, May 15, August 15, and November 15 or, if any such date is not a business day, on the next succeeding business day, to Holders of record as of each February 1, May 1, August 1, and November 1, respectively. The first distribution, in respect of the period from Closing until November 14, 1997, will be payable on November 15, 1997 to Holders of record as of November 1, 1997 and will equal $0.561 per TIMES. See 'Investment Objective and Policies--General.'

     Mandatory Exchange. On the Exchange Date, each outstanding TIMES will be exchanged automatically for between 0.8475 of a share and 1 share of Common Stock, subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Common Stock. Further, in lieu of delivering the Common Stock, the Seller may elect under the Contract to pay cash on the Exchange Date in an amount equal to the then applicable Reference Market Price of such number of shares of the Common Stock (the 'Cash Settlement Alternative'). If the Seller elects the Cash Settlement Alternative, which election shall be made not later than 20 Trading Days prior to but not including the Exchange Date, Holders will receive cash instead of Common Stock on the Exchange Date. In addition, in the event of a merger of the Company into another entity, or the liquidation of the Company, or in certain related events, Holders would receive consideration in the form of cash or Marketable Securities (as defined below under the caption 'Investment Objective and Policies--The Contract--

Dilution Adjustments') rather than shares of Common Stock. Further, the occurrence of certain defaults by the Seller under the Contract or the collateral arrangements would cause the acceleration of the Contract and the early exchange of each TIMES for an amount of shares of Common Stock (or Marketable Securities), cash, or a combination thereof, in respect of the shares of Common Stock and the U.S. Treasury securities. See 'Investment Objective and Policies--The Contract--Collateral Arrangements; Acceleration'; '--The U.S. Treasury Securities' and '--Trust Termination.'

     Voting Rights. Holders will have the right to vote on matters affecting the Trust, as described under the caption 'Description of the TIMES', but will have no voting rights with respect to the Common Stock prior to receipt of shares of Common Stock by the Holders as a result of the exchange of the TIMES for the Common Stock on the Exchange Date. See 'Description of the TIMES.'

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The Trust will be treated as a grantor trust for federal income tax purposes. Accordingly, each Holder will be treated for federal income tax purposes as the owner of its pro rata portion of the U.S. Treasury securities and the Contract, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the Holders. The U.S. Treasury securities held by the Trust will be treated for federal income tax purposes as having 'original issue discount' that will accrue over the term of the U.S. Treasury securities. It is currently anticipated that a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury securities and therefore will not be considered current income for federal income tax purposes. However, a Holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the U.S. Treasury securities as it accrues. A Holder will have taxable gain or loss upon receipt of cash distributed on the Exchange Date. Each Holder's basis in its Common Stock or Marketable Securities distributed on the Exchange Date will be equal to its basis in its pro rata portion of the Contract less the portion of such basis allocable to any shares of Common Stock, for which cash is received. See 'Certain Federal Income Tax Considerations.'

ALTERNATIVE FEDERAL INCOME TAX CHARACTERIZATIONS

     Holders should also be aware that there are alternative characterizations of the assets of the Trust which could require Holders to include more interest in income than they would include in income under the analysis set out above. See 'Certain Federal Income Tax Considerations.'

MANAGEMENT AND ADMINISTRATION OF THE TRUST

     The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by three Trustees. The day-to-day administration of the Trust will be carried out by The Bank of New York (or its successor) as trust administrator (the 'Administrator'). The Bank of New York (or its successor) will also act as custodian (the 'Custodian') for the Trust's assets and as paying agent (the 'Paying Agent'), registrar and transfer agent with respect to the TIMES. Except as aforesaid, The Bank of New York has no other affiliation with, and is not engaged in any other transaction with, the Trust. See 'Management and Administration of the Trust.'

LIFE OF THE TRUST

     The Trust will terminate automatically on or shortly after the Exchange Date. Promptly after the Exchange Date the shares of Common Stock or cash, as the case may be, to be exchanged for the TIMES and other remaining Trust assets, if any, will be distributed pro rata to Holders. See 'Investment Objective and Policies-- Trust Termination.'

RISK FACTORS

     The Trust will not be managed in the traditional sense. The Trust has adopted a policy that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The Trust will continue to hold the Contract despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company. See 'Risk Factors--Internal Management; No Portfolio Management' and 'Management and Administration of the Trust--Trustee.'

     Holders of TIMES will receive quarterly distributions, whereas the Company does not currently pay dividends on the Common Stock. However, the Company could commence paying dividends on its Common Stock at any time and there is no assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the TIMES is less than that afforded by an investment in the Common Stock because Holders of TIMES will realize no equity appreciation unless the Reference Market Price of the Common Stock on the Exchange Date exceeds $57.67, (which represents an appreciation of 18.0%). Moreover, because a Holder will only receive 0.8475 shares of Common Stock per TIMES (or the Reference Market Price thereof) if the Reference Market Price on the Exchange Date exceeds $57.67, Holders will only be entitled to receive upon exchange 84.75% of any appreciation of the value of the Common Stock over that amount. Holders of TIMES will realize the entire decline in equity value if the Reference Market Price is less than the price to public per TIMES shown on the cover page hereof. Accordingly, the value of the Common Stock or cash equivalent received by a Holder may be less than the amount paid by such Holder for its TIMES, in which event its investment will result in a loss.

     The Trust is classified as a 'non-diversified' investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the U.S. Treasury securities and the Contract, the Trust may be subject to greater risk than would be the case for an investment company with diversified investments. See 'Investment Objective and Policies' and 'Risk Factors--Non-Diversified Status.'

     Because of the foregoing limitations, the Trust's investments will be concentrated initially in the consumer finance industry, which is the industry in which the Company currently operates. However, to the extent that in the future the Company diversifies its operations into one or more other industries, or a Marketable Security received in an Adjustment Event includes a security of an issuer which operates in another industry, the Trust's investments will be less concentrated in the consumer finance industry.

     The trading prices of the TIMES in the secondary market will be directly affected by the trading prices of the Common Stock in the secondary market. Trading prices of Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

     Holders of the TIMES will not be entitled to any rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time if any, as the Seller shall have delivered shares of Common Stock pursuant to the Contract at the Exchange Date.

     A bankruptcy of the Seller could adversely affect the timing of exchange or, as a result, the amount received by the Holders in respect of the TIMES. See 'Risk Factors--Risk Relating to Bankruptcy of Seller.'

     Holders will experience a taxable event upon receipt of any cash upon dissolution of the Trust. Because of an absence of authority as to the proper character of any gain or loss resulting from such event, the ultimate tax consequences to Holders as a result of the Seller electing to exercise the Cash Settlement Alternative are uncertain.




     Application has been made to list the TIMES on the American Stock Exchange under the symbol 'TIM.'

FEES AND EXPENSES

     In light of the fact that the proceeds of the sale of the TIMES will be used in part by the Trust to purchase the Contract from the Seller, the Underwriting Agreement provides that the Seller will pay Underwriters Compensation to the Underwriters of $1.466 per TIMES. See 'Underwriting.' Estimated organization costs of the Trust in the amount of $25,000 have been paid by Bear, Stearns & Co. Inc. and estimated costs of the Trust in connection with the initial registration and public offering of the TIMES in the amount of $360,000 will be paid by the Seller. Each of the Administrator, the Custodian and the Paying Agent, and each Trustee will be paid by the Underwriters out of the Underwriters Compensation at the closing of the offering of the TIMES a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust (estimated to be $350,000 in the aggregate). Any on-going expenses of the Trust in excess of these estimated amounts will be paid by Bear, Stearns & Co. Inc., which will be reimbursed by the Seller. See 'Management and Administration of the Trust--Estimated Expenses.'

     Regulations of the Commission applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of Trust expenses in the following format. Because the Trust is not expected to bear any fees or expenses, investors are not expected to bear any direct expenses. The expenses that an investor might be considered to be bearing indirectly are (i) the proportion of the Sales Load applicable to their TIMES which is payable by the Seller to the Underwriters; and (ii) the organizational and offering expenses of the Trust, an estimated $120,000 of which would be allocable to each year of the Trust's existence, and the ongoing expenses of the Trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $117,000 per year payable by Bear, Stearns & Co. Inc. at the closing of the offering.

INVESTOR TRANSACTION EXPENSES

Sales Load (as a percentage of offering price)..............................                3%
Dividend Reinvestment and Cash Purchase Plan Fees...........................   Not Applicable

ANNUAL EXPENSES

Management Fees.............................................................                0%
Other Expenses (after prepayment)*..........................................                0%
                                                                               --------------
          Total Annual Expenses.............................................                0%*
                                                                               --------------
                                                                               --------------

------------------
* Absent prepayment by the Underwriters out of their underwriting compensation, the Trust's 'total annual expenses' would be equal to approximately 0% of the Trust's average net assets.

     Commission regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE 'INVESTMENT OBJECTIVE AND POLICIES--GENERAL.' ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

                                     EXAMPLE                                        1 YEAR     3 YEAR
---------------------------------------------------------------------------------   -------    -------
You would bear the following expenses (i.e., the applicable sales load and allocable portion of ongoing expenses paid by the Underwriters) on a $1,000
  investment, assuming a 5% annual return........................................   $  30    $  30

                                   THE TRUST

     The Trust is a newly organized Delaware trust and is registered as a closed-end investment company under the Investment Company Act. The Trust was formed on October 4, 1996 and operates pursuant to a trust agreement, as amended and restated September 11, 1997. The Trust is located at 850 Library Avenue, Newark, Delaware 19715, and its telephone number is (302) 738-6680.

                                USE OF PROCEEDS

     The net proceeds of this offering will be used on or shortly after the date on which this offering is completed to purchase a fixed portfolio comprised of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the TIMES and the payment dates thereof, and to pay the purchase price under the Contract to the Seller.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

     The Trust will purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date and the Contract relating to the Common Stock of the Company. The Trust's investment objective is to provide each Holder with a quarterly cash distribution of $0.886 per TIMES (which amount equals the portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust) and, on the Exchange Date, a number of shares of Common Stock per TIMES equal to the Exchange Rate or, if the Seller elects the Cash Settlement Alternative, an amount in cash equal to the Reference Market Price thereof. The Exchange Rate is equal to (i) if the Reference Market Price is less than $57.67 (the 'Threshold Appreciation Price') but equal to or greater than $48.875 (the 'Floor Price'), a number (or fractional number) of shares of Common Stock per TIMES equal to the Floor Price divided by the Reference Market Price (i.e., the value of such shares of Common Stock when multiplied by the Reference Market Price shall equal $48.875) (the "Initial Value"), (ii) if the Reference Market Price is equal to or greater than $57.67, 0.8475 shares of Common Stock per TIMES and (iii) if the Reference Market Price is less than $48.875, 1 share of Common Stock per TIMES, subject in each case to adjustment in certain events. See '--The Contract--Dilution Adjustments.' For purposes of the preceding clause (i) the Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of TIMES will receive cash in lieu thereof. The Reference Market Price per share of Common Stock means the average Closing Price of a share of Common Stock on the 20 Trading Days (as defined below) immediately prior to, but not including, the Exchange Date. The Closing Price of the Common Stock on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Stock as reported on NASDAQ on such date of determination or, if the Common Stock is not listed for trading on the Nasdaq National Market on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by the Nasdaq National Market or, if the Common Stock is not so reported, the last quoted bid-price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, provided that if any event that results in an adjustment to the number of shares of Common Stock deliverable under the Contract as described under '--The Contract-- Dilution Adjustments' occurs prior to the Exchange Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event. A 'Trading Day' means a day on which the Common Stock
(A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and
(B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

     A fundamental policy of the Trust is to invest at least 70% of its total assets in the Contract. The Contract will comprise approximately 80.762% of the Trust's initial assets. As a consequence the Trust's investments will be concentrated in whatever industry the Company does business in. The Trust has also adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The foregoing policies are fundamental policies of the Trust that may not be changed without the approval of 100% in interest of the Holders.

     The value of the Common Stock (or cash or Marketable Securities received in lieu thereof) that will be received by Holders in respect of the TIMES on the Exchange Date may be more or less than the amount paid for the TIMES offered hereby.

     For illustrative purposes only, the following chart shows the number of shares of Common Stock that a Holder would receive for each TIMES at various Reference Market Prices. The chart assumes that there would be no adjustments to the number of shares of Common Stock deliverable under the Contract by reason of the occurrence of any of the events described under '--The Contract--Dilution Adjustments.' There can be no assurance that the Reference Market Price will be within the range set forth below. Given the initial price of $48.875 per TIMES and the Reference Market Price is above $48.875 or below $57.67, a Holder would receive in connection with the exchange of TIMES on the Exchange Date the following number of shares of Common Stock:

REFERENCE MARKET PRICE      NUMBER OF SHARES
   OF COMMON STOCK          OF COMMON STOCK       AMOUNT OF CASH
----------------------      ----------------      --------------
       $58.000                   0.8475              $ 49.155
        57.670                   0.8475                48.875
        56.000                   0.8728                48.875
        54.000                   0.9051                48.875
        52.000                   0.9399                48.875
        50.000                   0.9775                48.875
        48.875                   1.0000                48.875
        48.000                   1.0000                48.000

     The following table sets forth information regarding the distributions to be received on the U.S. Treasury securities, the portion of each year's distributions that will constitute a return of capital for federal income tax purposes and the amount of original issue discount accruing, assuming yield-to-maturity accrual election, on the U.S. Treasuries with respect to a Holder who acquires its TIMES at the issue price from an Underwriter pursuant to the original offering. See 'Certain Federal Income Tax Considerations--Recognition of Interest on the U.S. Treasury Securities.'

                                                                       ANNUAL GROSS                       ANNUAL INCLUSION
                                                    ANNUAL GROSS       DISTRIBUTIONS                      OF ORIGINAL ISSUE
                                                    DISTRIBUTIONS          FROM          ANNUAL RETURN       DISCOUNT IN
                                                        FROM          U.S. TREASURIES     OF CAPITAL           INCOME
                                                   U.S. TREASURIES       PER TIMES         PER TIMES          PER TIMES
                                                   ---------------    ---------------    -------------    -----------------
1997............................................     $1,220,000        $0.5610            $0.5562          $0.0048
1998............................................      7,088,000         3.5440             3.3906           0.1534
1999............................................      7,088,000         3.5440             3.1900           0.3540
2000............................................      5,316,000         2.6580             2.2658           0.3922

     The annual distribution of $3.543 per TIMES is payable quarterly on each February 15, May 15, August 15 and November 15, commencing November 15, 1997. Quarterly distributions on the TIMES will consist solely of the cash received from the U.S. Treasury securities. The first distribution, in respect of the period from Closing until November 14, 1997, will be payable on November 15, 1997 to Holders of record as of November 1, 1997 and will equal $0.561 per TIMES. The Trust will not be entitled to any dividends that may be declared on the Common Stock. See 'Management and Administration of the Trust--Distributions.'

ENHANCED YIELD; LESS POTENTIAL APPRECIATION THAN COMMON STOCK;
NO DEPRECIATION PROTECTION

     Holders will receive quarterly distributions, whereas the Company does not currently pay dividends on the Common Stock. However, the Company could commence paying dividends on its Common Stock at any time and there is no assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the TIMES is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Reference Market Price of the Common Stock is below $57.67 (which represents an appreciation of 18.0%). Moreover, because Holders will receive only 0.8475 shares of Common Stock if the Reference Market Price exceeds $57.67, Holders will be entitled to receive upon exchange only 84.75% (the percentage equal to $48.875 divided by $57.67) of any appreciation of the value of the Common Stock in excess of $57.67 over that amount. Holders of TIMES will realize the entire decline in value if the Reference Market Price is less than the price to public per TIMES shown on the cover page hereof. Accordingly, the value of the Common Stock or cash equivalent received by a Holder may be less than the amount paid by such Holder for its TIMES, in which event its investment will result in a loss.

THE COMPANY

     The Company is not affiliated with the Trust or the Seller, will not receive any of the proceeds from the sale of the TIMES and will have no obligations with respect to the TIMES. This Prospectus relates only to the TIMES offered hereby and does not relate to the Company or the Common Stock. All disclosures contained in this Prospectus regarding the Company and the Common Stock are derived from the publicly available documents filed by the Company with the Commission. The Company has not participated in the preparation of such documents and there can be no assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents filed by the Company) have been publicly disclosed by the Company.

     According to publicly available documents, the Company is a specialized consumer finance company that originates, purchases, services and sells consumer finance receivables, substantially all of which are debt consolidation or home improvement loans secured primarily by second liens on real property. The Company offers uninsured home improvement and uninsured debt consolidation loans ('Conventional Loans') and to a lesser extent partially insured Title I home improvement loans ('Title I Loans'). Title I Loans are insured, subject to certain exceptions, for 90% of the principal balance and certain interest costs under the Title I credit insurance program administered by the Department of Housing and Urban Development of the Federal Housing Administration. The Company sells substantially all of its Conventional Loans and Title I Loans that meet its securitization parameters primarily through its securitization program and retains rights to service these loans. The Company's principal origination channel is its network of regional independent correspondent lenders such as commercial banks, thrifts or finance companies that do not have the infrastructure to hold and service portfolios of Conventional and Title I Loans. The Company's correspondent lenders originate Conventional and Title I Loans using the Company's underwriting criteria and sell these loans to the Company.

     The Company is subject to the periodic reporting requirements of the Exchange Act. Reference is made to the publicly available filings of the Company for information about the Company. Such filings can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also may be obtained by mail from the Public Reference Section of the Commission, Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, at prescribed rates. Additionally, the Commission maintains a Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers, such as the Company, that file electronically with the Commission.

     This Prospectus relates only to the TIMES offered hereby and does not relate to the Company or its Common Stock.

     The Company's Common Stock is traded on the Nasdaq National Market under the symbol 'FPFG.' The table below sets forth the high and low bid prices for shares of Common Stock from the inception of trading in the Company's Common Stock on February 2, 1996 for each quarter. On September 11, 1997 the high and low bids for the Common Stock were $51.000 and $48.875, respectively, and the closing price was $48.875.

                                                                           HIGH BID    LOW BID
                                                                           --------    -------
1996
  First Quarter (commencing February 2, 1996)...........................   $ 11.250    $ 9.125
  Second Quarter........................................................     15.875     11.250
  Third Quarter.........................................................     22.500     12.750
  Fourth Quarter........................................................     30.000     20.250
1997
  First Quarter.........................................................   $ 36.125    $20.875
  Second Quarter........................................................     34.375     20.750
  July 1--September 11..................................................     51.125     33.500

THE CONTRACT

     General. The Trust will enter into the Contract with the Seller obligating the Seller to deliver to the Trust on the Exchange Date a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares of Common Stock subject to the Contract, adjusted as described below. The aggregate initial number of shares of Common Stock under the Contract will equal the aggregate number of TIMES offered hereby (subject to increase in the event the Underwriters exercise their overallotment option). The Contract also provides that the Seller may deliver to the Trust on the Exchange Date, at the Seller's option, an amount of cash equal to the value of the Common Stock deliverable pursuant to the Contract (the 'Cash Settlement Alternative'). If the Seller elects to deliver cash in lieu of shares of Common Stock, it would be required to deliver cash in respect of all shares deliverable pursuant to the Contract.

     The purchase price of the Contract was arrived at by arm's-length negotiation between the Trust and the Seller taking into consideration factors including the price, expected dividend level and volatility of the Common Stock, current interest rates, the term of the Contract, current market volatility generally, the collateral security pledged by the Seller, the value of other similar instruments and the costs and anticipated proceeds of the offering of the TIMES. All matters relating to the administration of the Contract will be the responsibility of either the Administrator or the Custodian.

     Dilution Adjustments. The Exchange Rate is subject to adjustment if the Company shall (i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of such stock, (ii) subdivide or split its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of other common stock of the Company. In any such event, the Exchange Rate shall be multiplied by a dilution adjustment equal to the number of shares of Common Stock (or, in the case of a reclassification referred to in clause (iv) above, the number of shares of other common stock of the Company issued pursuant thereto), or fraction thereof, that a shareholder who held one share of Common Stock immediately prior to such event would be entitled solely by reason of such event to hold immediately after such event.

     In addition, if the Company shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Reference Market Price of the Common Stock (as defined-below) (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the time (determined as described below) the adjustment is calculated by reason of the issuance of such rights or warrants plus the number of additional shares offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the time as of which such adjustment is calculated plus the number of additional shares that the aggregate offering price of the shares so offered for subscription or purchase would purchase at the Then-Reference Market Price. To the extent that, after expiration of such rights or warrants, the shares offered thereby shall not have been delivered, the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the foregoing adjustment been made upon the basis of delivery of only the number of shares of Common Stock actually delivered. The 'Then-Reference Market Price' of the Common Stock means the average Closing Price per share of Common Stock for a Calculation Period of five Trading Days immediately prior to the time such adjustment is calculated (or, in the case of an adjustment calculated at the opening of business on the business day following a record date, as described below, immediately prior to the earlier of the time such adjustment is calculated and the related 'ex-date' on which the shares of Common Stock first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance); provided that if no Closing Price for the Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Day shall be disregarded in the calculation of the Then-Reference Market Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Common Stock is determined for any of such Trading Days, the most recently available Closing Price for the Common Stock prior to such five Trading Days shall be the Then-Reference Market Price.

     If, after the date hereof, the Company makes an Excess Purchase Payment, then the Exchange Rate will be multiplied by a fraction of which the numerator shall be the Then-Reference Market Price of the Common Stock, and of which the denominator shall be such Then-Reference Market Price less the amount of such distribution applicable to one share of Common Stock which would not be a Permitted Dividend (or in the case of an Excess Purchase Payment, less the aggregate amount of such Excess Purchase Payments for which adjustment is being made at such time divided by the number of outstanding shares of Common Stock on the date the adjustment is effected).

     For purposes of these adjustments, the term 'Excess Purchase Payment' means the excess, if any, of (x) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Trust) of all other consideration paid by the Company with respect to one share of Common Stock acquired in any share repurchase (excluding share repurchases by the Company effected in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended) whether made by the Company in the open market, by private purchase by tender offer, by exchange offer or otherwise, over (y) the Then-Reference Market Price of the Common Stock. Notwithstanding the foregoing, the Company may pay up to $150,000,000 in aggregate consideration in respect of share repurchases without any adjustment being required, provided that no such repurchase involves an Excess Purchase Payment of more than 5% of the Then-Reference Market Price of the Common Stock on the date an adjustment therefor would otherwise be required to be effected.

     If any adjustment in the Exchange Rate is required to be calculated as described above, corresponding adjustments to the Threshold Appreciation Price, Floor Price and Initial Value, as previously adjusted, shall be calculated.

     Dilution adjustments shall be effected: (i) in the case of any dividend, distribution or issuance described above, at the opening of business on the business day following the record date for determination of holders of Common Stock entitled to receive such dividend, distribution or issuance or, if the announcement of any such dividend, distribution or issuance is after such record date, at the time such dividend, distribution or issuance shall be announced by the Company; (ii) in the case of any subdivision, split, combination or reclassification described above, on the effective date of such transaction;
(iii) in the case of any Excess Purchase Payment for which the Company shall announce, at or prior to the time it commences the relevant share repurchase, the repurchase price per share for shares proposed to be repurchased, on the date of such announcement; and (iv) in the case of any other Excess Purchase Payment, on the date that the holders of the repurchased shares become entitled to payment in respect thereof. There will be no adjustment under the Contract in respect of any dividends, distributions or issuances that may be declared or announced after the Exchange Date. If any announcement or declaration of a record date in respect of a dividend, distribution or issuance shall subsequently be cancelled by the Company, or such dividend, distribution or issuance shall fail to receive requisite approvals or shall fail to occur for any other reason, then the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the adjustment for such dividend, distribution or issuance not been made. All adjustments described herein shall be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     In the event of (i) any dividend or distribution by the Company to all holders of Common Stock of evidences of its indebtedness or other assets (excluding (1) dividends or distributions referred to in clause (i) of the first paragraph under this caption '--Dilution Adjustments,' (2) any common shares issued pursuant to a reclassification referred to in clause (iv) of such paragraph and (3) Permitted Dividends made by the Company) or any issuance by the Company to all holders of Common Stock of rights or warrants (other than rights or warrants referred to in the second paragraph under this caption '--Dilution Adjustments'), (ii) any consolidation or merger of the Company with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another entity), (iii) any sale, transfer, lease or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, (iv) any statutory exchange of securities of the Company with another entity (other than in connection with a merger or acquisition) or (v) any liquidation, dissolution or winding up of the Company (any such event, an 'Adjustment Event'), each holder of a TIMES will receive on the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (i) above) in addition to, Common Stock as described above, cash in an amount equal to (A) if the Reference Market Price is greater than or equal to the Threshold Appreciation Price, 0.8475 multiplied by the Transaction Value (as defined below), (B) if the Reference Market Price is less than the Threshold Appreciation Price but is equal to or greater than the Floor Price, the product of (x) the Floor Price divided by the Reference Market Price multiplied by (y) the Transaction Value and (C) if the Reference Market Price is less than the Floor Price, the Transaction Value. Following an Adjustment Event, the Reference Market Price, as such term is used in this paragraph and throughout the definition of Exchange Rate, shall be deemed to equal (A) the Reference Market Price of the Common Stock, as adjusted pursuant to the method set forth in the preceding paragraph, plus (B) the Transaction Value. For purposes of these provisions, the term "Permitted Dividend" means any cash dividend in respect of the Common Stock, other than a cash dividend that, together with any other cash dividends during the preceding 12 months, exceeds 10% of the average of the Closing Prices during such 12-month period.

     Notwithstanding the foregoing, with respect to any securities received in an Adjustment Event that (A) are (i) listed on a United States national securities exchange, (ii) reported on a United States national securities system subject to last sale reporting, (iii) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization or (iv) for which bid and ask prices are available from at least three nationally recognized investment banking firms and (B) are either (x) perpetual equity securities or
(y) non-perpetual equity or debt securities with a stated maturity after the stated maturity of the TIMES ('Marketable Securities'), the Seller may, at its option, in lieu of delivering the amount of cash deliverable in respect of Marketable Securities received in an Adjustment Event, as determined in accordance with the previous paragraph, deliver a number of such Marketable Securities with a value equal to such cash amount, as determined in accordance with clause (ii) of the definition of Transaction Value, as applicable; provided, however, that (i) if such option is exercised, the Seller shall deliver Marketable Securities in respect of all, but not less than all, cash amounts that would otherwise be deliverable in respect of Marketable Securities received in an Adjustment Event, (ii) the Seller may not exercise such option if the Seller has elected to deliver cash in lieu of the Common Stock, if any, deliverable upon the Exchange Date or if such Marketable Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto, and (iii) subject to clause (ii) of this proviso, the Seller must exercise such option if the Seller does not elect to deliver cash in lieu of Common Stock, if any, deliverable upon the Exchange Date. If the Seller elects to deliver Marketable Securities, each holder of a TIMES will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Marketable Securities. If, following any Adjustment Event, any Marketable Security ceases to qualify as a Marketable Security, then (x) the Seller may no longer elect to deliver such Marketable Security in lieu of an equivalent amount of cash and (y) notwithstanding clause
(ii) of the definition of Transaction Value, the Transaction Value of such Marketable Security shall mean the fair market value of such Marketable Security on the date such security ceases to qualify as a Marketable Security, as determined by a nationally recognized investment banking firm retained for this purpose by the Seller.

     'Transaction Value' means the sum of (i) for any cash received in any such Adjustment Event, the amount of cash received per share of Common Stock, (ii) for any property other than cash or Marketable Securities received in any such Adjustment Event, an amount equal to the market value on the date the Adjustment Event is consummated of such property received per share of Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and (iii) for any Marketable Securities received in any such Adjustment Event, an amount equal to the average Closing Price per share of such securities for the 20 Trading Days immediately prior to the Exchange Date multiplied by the number of such securities received for each share of Common Stock; provided that if no Closing Price for such Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities is determined for all such Trading Days, the calculation in the preceding clause
(iii) shall be based on the most recently available Closing Price for the Marketable Securities prior to such 20 Trading Days. The number of shares of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) shall be subject to adjustment if a dilution event of the type described-above shall occur with respect to the issuer of the Marketable Securities between the time of the Adjustment Event and the Exchange Date.

     No dilution adjustments will be made for events, other than those described above, such as offerings of Common Stock (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.

     Collateral Arrangements; Acceleration. The Seller's obligations under the Contract will be secured by a security interest in the maximum number of shares of Common Stock subject to the Contract and/or an equivalent number of shares of Nonvoting Common (subject to adjustment in accordance with the dilution adjustment provisions of the Contract, described above) or short-term, direct obligations of the U.S. Government pursuant to a Collateral Agreement between the Seller, the Trust and The Bank of New York, as collateral agent (the 'Collateral Agent'). Unless the Seller is in default in its obligations under the Collateral Agreement, the Seller will be permitted to substitute for any pledged shares of Common Stock or Nonvoting Common, collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the tenth business day thereafter, as described below, 200%) of the product of the market price of the Common Stock at the time of each valuation times the number of shares of Common Stock or Nonvoting Common for which such obligations are being substituted. The Collateral Agreement will provide that, in the event of an Adjustment Event, the Seller will pledge as alternative collateral any Marketable Securities received by it in respect of the maximum number of shares of Common Stock subject to the Contract at the time of the Adjustment Event, plus U.S. Government obligations having an aggregate market value when pledged and at daily mark-to-market valuations thereafter of not less than 150% of the Seller's Cash Delivery Obligations. The Seller's 'Cash Delivery Obligations' shall be the Transaction Value of any consideration other than Marketable Securities received by the Seller in respect of the maximum number of shares subject to the Contract at the time of the Adjustment Event. The number of shares of Marketable Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contract shall occur. The Seller will be permitted to substitute U.S. Government obligations for Marketable Securities pledged at the time of or after any Adjustment Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the tenth business day thereafter, as described below, 200%) of the product of the market price per share of Marketable Securities at the time of each valuation times the number of shares of Marketable Securities for which such obligations are being substituted. The Collateral Agent will promptly pay over to the Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the Seller is in default of its obligations under the Collateral Agreement, or unless the payment of such amount to the Seller would cause the collateral to become insufficient under the Collateral Agreement. The Seller shall have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as such shares are owned by it and pledged under the Collateral Agreement, including after an event of default under the Contract or the Collateral Agreement.

     If the Collateral Agent shall determine that U.S. Government obligations pledged as substitute collateral shall fail to meet the foregoing requirements at any valuation (an 'Insufficiency Determination'), or that the Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Common Stock or shares of Marketable Securities subject to the Contract, and such failure shall not be cured by the close of business on the tenth business day after such determination, then, unless a Collateral Event of Default (as defined below) under the Collateral Agreement shall have occurred and be continuing, the Collateral Agent shall commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of such sales, of shares of Common Stock or shares of Marketable Securities, in an amount sufficient to cause the collateral to meet the requirements under the Collateral Agreement. The Collateral Agent shall discontinue such sales and purchases if at any time a Collateral Event of Default under the Collateral Agreement shall have occurred and be continuing. A 'Collateral Event of Default' under the Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Common Stock subject to the Contract at such time (or, if an Adjustment Event shall have occurred at or prior to such time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described above);
(B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Common Stock (or shares of Marketable Securities) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price per share of Common Stock (or the then-current market price per share of Marketable Securities, as the case may
be) times the difference between (x) the maximum number of shares of Common Stock (or shares of Marketable Securities) subject to the Contract at such time and (y) the number of shares of Common Stock (or shares of Marketable Securities) pledged as collateral at such time; and (C) at any time after an Adjustment Event in which consideration other than Marketable Securities shall have been delivered, failure of the U.S. Government obligations pledged in respect of the Cash Delivery Obligations to have a market value at such time of at least 105% of the Cash Delivery Obligations, if such failure shall not be cured within ten business days after notice thereof is delivered to the Seller.

     The occurrence of a Collateral Event of Default under the Collateral Agreement, or the bankruptcy or insolvency of the Seller, will cause an automatic acceleration of the Seller's obligations under the Contract. In any such event, the Seller will become obligated to deliver shares of Common Stock or Nonvoting Common (or, after an Adjustment Event, Marketable Securities or cash or a combination thereof) having an aggregate value equal to the 'Aggregate Acceleration Value' under the Contract. The Aggregate Acceleration Value will be based on an 'Acceleration Value,' determined by the Administrator on the basis of quotations from up to four nationally recognized independent investment banking firms (each, an 'Independent Dealer'). Each quotation will be for the amount that would be paid to the relevant Independent Dealer in consideration of an agreement between the Trust and such dealer that would have the effect of preserving the Trust's rights to receive Common Stock (or, after an Adjustment Event, the alternative consideration provided under the Contract) under a portion of the Contract that corresponds to an initial number of shares of Common Stock equal to 1,000. The Administrator will request quotations from four Independent Dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be equal to such quotation. The Aggregate Acceleration Value will be computed by multiplying the Acceleration Value by the quotient obtained by dividing the initial number of shares of Common Stock subject to the Contract by 1,000; except that, if no quotations are provided, the Aggregate Acceleration Value will be (A) the closing price per share of Common Stock on the acceleration date times the number of shares of Common Stock that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the acceleration date or (B) after an Adjustment Event, the value of the alternative consideration that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the acceleration date. Upon the occurrence of a Collateral Event of Default or the bankruptcy or insolvency of the Seller, the Common Stock (or, after an Adjustment Event, Marketable Securities or cash or a combination thereof) deliverable for each TIMES will be based solely on the Aggregate Acceleration Value described above for the Contract. From time to time, as determined in good faith by the Trustees of the Fund, the Fund also may engage third parties to provide additional valuations.

     Upon any acceleration, the Collateral Agent will distribute to the Trust, for distribution pro rata to the Holders, the Aggregate Acceleration Value in the form of shares of Common Stock or Nonvoting Common then pledged, or cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof (or, after an Adjustment Event, in the form of Marketable Securities then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof). In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by Common Stock (or, after an Adjustment Event, cash or Marketable Securities) sufficient to meet the obligations under the Contract, the

Collateral Agent will distribute to the Trust for distribution pro rata to the Holders the market value of the Common Stock required to be delivered thereunder, in the form of any shares of Common Stock then pledged by the Seller plus cash generated from the liquidation of U.S. Government obligations then pledged by the Seller (or, after an Adjustment Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged).

DESCRIPTION OF SELLER

     Banc One Capital Holdings Corporation (the 'Seller') is a first-tier, wholly owned subsidiary of BANC ONE CORPORATION, a bank holding company which provides a full range of consumer and commercial banking and related financial services. The Seller through its various subsidiaries is principally engaged in investment banking, merchant banking, securities brokerage activities, asset management and servicing, commercial mortgage loan origination and servicing, and insurance/annuity brokerage. The Seller owns 1,605,000 shares of Common Stock and 603,415 shares of Nonvoting Common. The Nonvoting Common is convertible at any time by any person other than the Seller or Farm Bureau Life Insurance Company and their respective affiliates into shares of Common Stock on a one-for-one basis.

THE U.S. TREASURY SECURITIES

     The Trust will purchase and hold a series of zero-coupon ('stripped') U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the TIMES and the payment dates thereof. The Trust may invest up to 30% of its total assets in these U.S. Treasury Securities. In the event that the Contract is accelerated or disposed of as described under the caption 'Management Administration of the Trust--Trustees', then any such U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and distributed pro rata to the Holders, together with the amounts distributed upon acceleration or any consideration received by the Trust upon disposition of the Contract. See '--Collateral Arrangements; Acceleration' and '--Trust Termination.'

TEMPORARY INVESTMENTS

     For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the business day preceding the next following distribution date. Not more than 5% of the Trust's total assets will be invested in such short-term obligations or held in cash at any one time.

INVESTMENT RESTRICTIONS

     As a matter of fundamental policy, the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contract and the Common Stock or other assets received pursuant to the Contract and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the TIMES; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts including futures contracts; or make loans. The Trust also has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust.

TRUST TERMINATION

     The Trust will terminate automatically on or shortly after the Exchange Date. Alternatively, in the event that the Contract is accelerated, then any U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and distributed pro rata to the Holders, together with the amounts distributed upon acceleration, and the Trust shall be terminated. See '--Collateral Arrangements; Acceleration' and '--The U.S. Treasury Securities.'

                                  RISK FACTORS

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT

     The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. As a result, the Trust will continue to hold the Contract despite significant declines in the market price of the Common Stock or adverse changes in the financial condition of the Company (or, after an Adjustment Event, comparable developments affecting any Marketable Securities or the issuer thereof). The Trust will not be managed like a typical closed-end investment company.

LIMITED APPRECIATION POTENTIAL; COMMON STOCK DEPRECIATION RISK

     The Trust anticipates that on the Exchange Date it will receive the Common Stock deliverable pursuant to the Contract, which it will then distribute to Holders. There is no assurance that the yield on the TIMES will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, because the Contract calls for the Seller to deliver less than the full number of shares of Common Stock subject to the Contract where the Reference Market Price exceeds $48.875 (and therefore less than one full share of Common Stock for each outstanding TIMES), the TIMES have more limited appreciation potential than the Common Stock. Therefore, the TIMES may trade below the value of the Common Stock if the Common Stock appreciates in value. The value of the Common Stock to be received by Holders on the Exchange Date (and any cash received in lieu thereof) may be less than the amount paid by them for their TIMES. Holders of TIMES will realize the entire decline in value if the Reference Market Price is less than the price to public per TIMES shown on the cover page hereof.

DILUTION ADJUSTMENTS; SHAREHOLDER RIGHTS

     The number of shares of Common Stock that Holders are entitled to receive at the termination of the Trust is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See 'Investment Objective and Policies--The Contract--Dilution Adjustments.' The number of shares to be received by Holders may not be adjusted for other events, such as offerings of Common Stock for cash or in connection with acquisitions, that may adversely affect the price of the Common Stock and, because of the relationship of the amount to be received pursuant to the Contract to the price of the Common Stock, such other events may adversely affect the trading price of the TIMES. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Common Stock in the future, or as to the amount of any such offerings or sales. In addition, until the receipt of the Common Stock by Holders as a result of the exchange of the TIMES for the Common Stock, Holders will not be entitled to any rights with respect to the Common Stock (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).

TRADING VALUE; LISTING

     The Trust is a newly organized closed-end investment company with no previous operating history and the TIMES are innovative securities. It is not possible to predict how the TIMES will trade in the secondary market. The trading price of the TIMES may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control. The Trust believes, however, that because of the yield on the TIMES and the formula for determining the number of shares of Common Stock to be delivered on the Exchange Date, the TIMES will tend to trade at a premium to the market value of the Common Stock to the extent the Common Stock price falls and at a discount to the market value of the Common Stock to the extent the Common Stock price rises.

     Shares of closed-end investment companies frequently trade at a premium to or discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of an initial public offering because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     The Underwriters currently intend, but are not obligated, to make a market in the TIMES. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders with liquidity of investment or that it will continue for the life of the TIMES. Application has been made to list the TIMES on the ASE, but there can be no assurance that, if listed, the TIMES will not later be delisted or that trading in the TIMES on the ASE will not be suspended. In the event of a delisting or suspension of trading on such exchange the Trust will apply for listing of the securities on another national securities exchange or for quotation on another trading market. If the TIMES are not listed or traded on any securities exchange or trading market, or if trading of the TIMES is suspended, pricing information for the TIMES may be more difficult to obtain, and the price and liquidity of the TIMES may be adversely affected.

NON-DIVERSIFIED STATUS

     The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Since the only securities or instruments held or received by the Trust will be U.S. Treasury securities and the Contract or other assets consistent with the terms of the Contract, the Trust may be subject to greater risk than would be the case for an investment company with diversified investments.

RISK RELATING TO BANKRUPTCY OF SELLER

     The Trust believes that the Contract constitutes a 'securities contract' for purposes of the Bankruptcy Code, performance of which would not be subject to the automatic stay provisions of the Bankruptcy Code in the event of bankruptcy of the Seller. It is, however, possible that the Contract will be determined not to qualify as a 'securities contract' for this purpose, in which case the Seller's bankruptcy may cause a delay in settlement of the Contract, or otherwise subject the Contract to the bankruptcy proceedings, which could adversely affect the timing of exchange or, as a result, the amount received by the Holders in respect of the TIMES.

                            DESCRIPTION OF THE TIMES

     Each TIMES represents an equal proportional interest in the Trust, and a total of 2,000,000 TIMES will be issued (or 2,205,000 if the Underwriters' overallotment option is exercised in full). Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. The TIMES have no preemptive, redemption or conversion rights. The TIMES are fully paid and nonassessable by the Trust. The only securities that the Trust is authorized to issue are the TIMES offered hereby and those sold to the initial Holders referred to below.

     Holders are entitled to a full vote for each TIMES held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Bear, Stearns & Co. Inc. and Salomon Brothers Inc, as the initial Holders of TIMES of the Trust. The Trust intends to hold annual meetings as required by the rules of the ASE. The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Trust Agreement. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding TIMES, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the Holders of record of 10% of the TIMES or to vote on other matters upon the written request of the Holders of record of 51% of the TIMES (unless substantially the same matter was voted on during the preceding 12 months). The Trust will also assist in communications with other Holders as required by the Investment Company Act.

BOOK-ENTRY-ONLY ISSUANCE

     The Depositary Trust Company ('DTC') will act as securities depository for the TIMES. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The TIMES offered hereby will initially be issued only as fully-registered securities registered in the name of DTC's nominee. One or more fully-registered global TIMES certificates will be issued, representing in the aggregate the total number of TIMES, and will be deposited with DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a 'banking organization' within the meaning of the New York Banking Law, a member of the Federal Reserve System, a 'clearing corporation' within the meaning of the New York Uniform Commercial Code and a 'clearing agency' registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants ('Participants') deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ('Direct Participants'). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ('Indirect Participants').

     Purchases of TIMES within the DTC system must be made by or through Direct Participants, which will receive a credit for the TIMES on DTC's records. The ownership interest of each actual purchaser of a TIMES ('Beneficial Owner') is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased TIMES. Transfers of ownership interests in TIMES are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners.

     Beneficial Owners will receive certificates representing their ownership interests in TIMES, upon a resignation of DTC, or upon request delivered to the Administrator.

     DTC has no knowledge of the actual Beneficial Owners of the TIMES; DTC's records reflect only the identity of the Direct Participants to whose accounts such TIMES are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants an Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     In connection with payments on the TIMES, DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC or the Trust, subject to any statutory or regulatory Requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Trust, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants.

     DTC may discontinue providing its services as securities depository with respect to the TIMES at any time by giving reasonable notice to the Trust. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the TIMES will be printed and delivered.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

     The Trust will be internally managed by three Trustees. Consistent with provisions of the Code applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and termination of the Trust.

     The names of the persons who have been elected by Bear, Stearns & Co. Inc. and Salomon Brothers Inc, the initial Holders of the Trust, and who will serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                                         PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                 TITLE              DURING PAST FIVE YEARS
----------------------------------    ----------------   ----------------------------------
Donald J. Puglisi, 50 ............    Managing Trustee   Professor of Finance
  Department of Finance                                  University of Delaware
  University of Delaware
  Newark, DE 19716
William R. Latham III, 51 ........    Trustee            Professor of Economics
  Department of Economics                                University of Delaware
  University of Delaware
  Newark, DE 19716
James B. O'Neill, 57 .............    Trustee            Professor of Economics
  Center for Economic                                    University of Delaware
  Education & Entrepreneurship
  University of Delaware
  Newark, DE 19716

     Each Trustee who is not a director, officer or employee of any Underwriter or the Administrator, or of any affiliate thereof, will be paid by the Underwriters, on behalf of the Trust, in respect of his annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $10,800. The Trust's Managing Trustee will also receive an additional up-front fee of $3,600 for serving in that capacity. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

ADMINISTRATOR

     The day-to-day affairs of the Trust will be managed by The Bank of New York as Administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) receive invoices for expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on TIMES as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of Holders. The Administrator, however, will not select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of the Contract or the settlement of the Contract at the Exchange Date and upon termination of the Trust).

     The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

     Except for its roles as Administrator, Custodian, Paying Agent, registrar and transfer agent for the Trust, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust.

     The address of the Administrator is 101 Barclay Street, New York, New York 10286.

CUSTODIAN

     The Trust's custodian (the 'Custodian') is The Bank of New York pursuant to a custodian agreement (the 'Custodian Agreement'). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Treasury securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as collateral agent under the Collateral Agreement and will hold a perfected security interest in the Common Stock and U.S. Government obligations or other assets consistent with the terms of the Contract.

PAYING AGENT

     The transfer agent, registrar and paying agent (the 'Paying Agent') for the TIMES is The Bank of New York pursuant to a paying agent agreement (the 'Paying Agent Agreement'). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

     The Trust will indemnify each Trustee, the Paying Agent, the Administrator and the Custodian with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) that it may incur in acting as Trustee, Paying Agent, Administrator or Custodian as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Seller has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent.

DISTRIBUTIONS

     The Trust intends to distribute to Holders on a quarterly basis an amount equal to $0.886 per TIMES (which amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust). The first distribution, in respect of the period from the Closing until November 14, 1997 will be payable on November 15, 1997 to Holders of record as of November 1 and will equal $0.561 per TIMES. Thereafter, distributions will be made on February 15, May 15, August 15, and November 15 of each year to Holders of record as of each February 1, May 1, August 1, and November 1, respectively. A portion of each such distribution will be treated as a tax-free return of the Holder's investment. See 'Investment Objective and Policies--General', and 'Certain Federal Income Tax Considerations--Recognition of Interest on the U.S. Treasury Securities.'

     Upon termination of the Trust, as described under the caption 'Investment Objective and Policies--Trust Termination,' each Holder will receive any remaining net assets of the Trust.

     The Trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES

     At the closing of this offering the Underwriters will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, TIMES certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and regulatory filings. Organization costs of the Trust in the amount of $25,000 have been paid by Bear, Stearns & Co. Inc., and estimated costs of the Trust in connection with the initial registration and public offering of the TIMES in the amount of $360,000 will be paid by the Seller.

     The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the

Trust will not be substantially more than this amount. Any on-going expenses of the Trust in excess of these estimated amounts will be paid by Bear, Stearns & Co. Inc., which will be reimbursed by the Seller.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following summary of certain of the principal United States federal income tax consequences of ownership of TIMES is based upon the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Trust. It deals only with TIMES held as capital assets by a Holder who acquires its TIMES at the issue price from an Underwriter pursuant to the original offering, and not with special classes of Holders, such as dealers in securities or currencies, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold TIMES that are part of a straddle, hedging or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the 'Code'), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change at any time, perhaps with retroactive effect.

     Prospective purchasers of TIMES should consult their own tax advisors concerning the consequences, in their particular circumstances, under the Code and the laws of any other taxing jurisdiction, of ownership of TIMES.

     A United States Holder is a beneficial owner who or that is (i) a citizen or resident of the United States, (ii) a domestic corporation or (iii) otherwise subject to United States federal income taxation on a net income basis in respect of TIMES.

     Holders should also be aware that there are alternative characterizations of the assets of the Trust which could result in different federal income tax consequences. See 'Alternative Characterizations' below. While Skadden, Arps, Slate, Meagher & Flom LLP does not believe these alternative characterizations should apply for federal income tax purposes, there can be no assurance in this regard, and Holders should consult their tax advisors concerning the risks associated with alternative characterizations. The following discussion assumes that no such alternative characterizations will apply.

TAX STATUS OF THE TRUST

     The Trust will be treated as a grantor trust for federal income tax purchases, and each Holder will be considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contract in the Trust under the grantor trust rules of the Code. Income received by the Trust will be treated as income of the Holders in the manner set forth below.

RECOGNITION OF INTEREST ON THE U.S. TREASURY SECURITIES

     The U.S. Treasury securities in the Trust will consist of stripped U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each U.S. Treasury security in the Trust as a bond that was originally issued on the date the Holder purchased its TIMES at an original issue discount equal to the excess of the Holder's pro rata portion of the amounts payable on such U.S. Treasury security over the Holder's tax basis therefor (determined as described below). The amount of such excess, however, will constitute only a portion of the total amounts payable in respect of U.S. Treasury securities held by the Trust and, consequently, a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes. See 'Investment Objective and Policies--General.'

     A Holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. The Trust expects that more than 20% of the Holders will be accrual basis taxpayers, in which case original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the Holders as it accrues. Unless a Holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis. The Holder's tax basis in a U.S. Treasury security will be increased by the amounts of any original issue discount included in income by the Holder with respect to such U.S. Treasury security.

TAX BASIS OF THE U.S. TREASURY SECURITIES AND THE CONTRACT

     A Holder's tax basis in the Contract and the U.S. Treasury securities, respectively, will equal its pro rata portion of the amounts paid for them by the Trust. It is currently anticipated that 19.238% and 80.762% of the proceeds of the offering will be used by the Trust to purchase the U.S. Treasury securities and as payments for the Contract, respectively.

TREATMENT OF THE CONTRACT

     Each Holder will be treated as having entered into a pro rata portion of the Contract and, at the Exchange Date, as having received a pro rata portion of the Common Stock, cash, Marketable Securities or a combination thereof delivered to the Trust.

DISTRIBUTION OF THE COMMON STOCK

     The delivery of Common Stock pursuant to the Contract will not be taxable to the Holders. Each Holder's basis in its Common Stock will be equal to its basis in its pro rata portion of the Contract less the portion of such basis allocable to any fractional share of Common Stock for which cash is received. A Holder will recognize capital gain or loss upon receipt of cash in lieu of a fractional share of Common Stock distributed upon termination of the Trust equal to the difference between the amount of cash received and the basis of such fractional share. The holding period for the Common Stock will begin on the date it is acquired.

DISTRIBUTION OF CASH AND MARKETABLE SECURITIES OR OTHER PROPERTY

     If the Seller elects the Cash Settlement Alternative or, as a result of an Adjustment Event, cash, Marketable Securities or a combination thereof is delivered pursuant to the Contract, a Holder will recognize capital gain or loss upon receipt equal to the difference between the amount of cash received and its basis in its pro rata portion of the Contract allocable to any Common Stock for which such cash was received. Any gain or loss will be capital gain or loss and, if the Holder has held the TIMES for more than one year, such gain or loss will be long-term capital gain or loss. Recent legislation reduces the maximum tax rate applicable to the sale or exchange of a capital asset held for more than eighteen months. A Holder's basis in any Marketable Securities received will be equal to its basis in its pro rata portion of the Contract less the portion of such basis allocable to any Common Stock for which cash was received. See 'Investment Objective and Policies--The Contract.'

SALE OF TIMES

     Upon a sale of all or some of a Holder's TIMES, a Holder will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contract underlying the TIMES. The selling Holder will recognize gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the Contract. Any gain or loss will be long-term capital gain or loss if the Holder has held the TIMES for more than one year. Recent legislation reduces the maximum tax rate applicable to the sale or exchange of a capital asset held for more than eighteen months.

ALTERNATIVE CHARACTERIZATIONS

     Skadden, Arps, Slate, Meagher & Flom LLP believes the Contract should be treated for federal income tax purposes as a prepaid forward contract for the purchase of a variable number of shares of Common Stock. The Internal Revenue Service could conceivably take the view that the Contract should be treated as a loan to the Seller in exchange for a contingent debt obligation of the Seller. If the Internal Revenue Service were to prevail in making such an assertion, a Holder would be required to include original issue discount in income over the life of the TIMES at a market rate of interest for the Seller, taking account of all the relevant facts and circumstances. In addition, a Holder might be required to treat any gain realized on the sale, exchange, or redemption of the TIMES as ordinary income to the extent that such gain is allocable to the Contract. Any loss realized on such sale, exchange or redemption that is allocable to the Contract would be treated as an ordinary loss to the extent of the Holder's original issue discount inclusions with respect to the Contract, and as capital loss to the extent in excess of such inclusions. The Internal Revenue Service could also conceivably take the view that a Holder should simply include in income as interest the amount of cash actually received each year in respect of the TIMES.

BACKUP WITHHOLDING AND INFORMATION REPORTING

     The payments of principal and interest (including original issue discount) on, and the proceeds received from the sale of, TIMES may be subject to U.S. backup withholding tax at the rate of 31% if the Holder thereof fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against such Holder's U.S. federal income tax liability and may entitle such Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

     After the end of each calendar year, the Trust will furnish to each record Holder of TIMES an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust. The Trust will also furnish annual information returns to each record Holder of the TIMES and to the Internal Revenue Service.

                                  UNDERWRITING

     Subject to the terms and conditions of the Underwriting Agreement, the Trust has agreed to sell to Bear, Stearns & Co. Inc. and Salomon Brothers Inc (the 'Underwriters'), and the Underwriters have agreed to purchase from the Trust the following aggregate principal amount of TIMES (assuming no exercise of the Underwriters' over-allotment option).

UNDERWRITERS                                               NUMBER OF SHARES
--------------------------------------------------------   ----------------
Bear, Stearns & Co. Inc.................................       1,000,000
Salomon Brothers Inc....................................       1,000,000
                                                           ----------------
                                                               2,000,000
                                                           ----------------
                                                           ----------------

     Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to take and pay for all of the TIMES offered hereby (other than the TIMES subject to the Underwriters' over-allotment option, if any are taken).

     The Underwriters propose to offer the TIMES in part directly to the public at the price to the public set forth on the cover page of this Prospectus and in part to certain securities dealers at such price less a concession of $0.880 per TIMES. The Underwriters may allow, and such dealers may re-allow, a concession not in excess of $0.100 per TIMES to certain brokers and dealers. After the TIMES are released for sale to the public, the offering price and other selling terms may from time to time be varied by the Underwriters.

     In light of the fact that the proceeds of the sale of the TIMES will be used in part by the Trust to purchase the Contract from the Seller, the Underwriting Agreement provides that the Seller will pay to the Underwriters as compensation $1.466 per TIMES.

     The Trust has granted the Underwriters an option exercisable for 30 calendar days after the date of this Prospectus to purchase up to an aggregate of 205,000 TIMES solely to cover over-allotments, if any. If the Underwriters exercise their over-allotment option, they will receive the Underwriters' compensation referred to above for each TIMES so purchased. In addition, in connection with any such exercise, the Underwriters have severally agreed, subject to certain conditions, to purchase approximately the same percentage thereof that the number of the TIMES to be purchased by each of them, as shown in the foregoing table, bears to the 2,000,000 TIMES initially offered.

     The Seller has agreed that, during the period beginning from the date of this Prospectus and continuing to and including the date 90 days after the date of this Prospectus, the Seller will not offer, sell, contract to sell or otherwise dispose of any Common Stock or other securities of the Company which are substantially similar to the Common Stock or which are convertible or exchangeable into Common Stock or other securities which are substantially similar to the Common Stock, without the prior written consent of Bear, Stearns & Co. Inc. as representative of the Underwriters; provided, however, to the extent that the Seller borrows under a margin loan (which loan shall not be in excess of $48,875,000) the foregoing restrictions shall not apply to those shares of Common Stock that are pledged by the Seller as collateral for such margin loan; provided, further, that the foregoing restrictions shall not apply to pledges of Common Stock as collateral pursuant to any margin loans existing on the date of this Prospectus.

     The TIMES will be a new issue of securities with no established trading market. Application has been made to list the TIMES on the ASE. The Underwriters have advised the Company that they intend to make a market in the TIMES, but they are not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the TIMES.

     The Seller has agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act. The Underwriters have agreed to pay certain expenses of the Trust.

     Until distribution of the TIMES is completed, rules of the Commission may limit the ability of the Underwriters and any selling group members to bid for and purchase the TIMES or shares of Common Stock. As an exception to these rules, the Underwriters are permitted to engage in certain transactions to stabilize the price of the TIMES or the Common Stock. Such transactions consist of bids or offers for the purpose of pegging, fixing or maintaining the price of the TIMES or the Common Stock.

     If the Underwriters create a short position in the TIMES in connection with the Offering, i.e., if they sell more TIMES than are set forth on the cover page of this Prospectus, the Underwriters may reduce that short position by purchasing TIMES in the open market. The Underwriters may also elect to reduce any short position by exercising all or part of the over-allotment option described above.

     The Underwriters may also impose a penalty bid on certain Underwriters and selling group members. This means that if the Underwriters purchase TIMES in the open market to reduce the Underwriters' short position or to stabilize the price of the TIMES, they may reclaim the amount of the selling concession to any of the Underwriters and any selling group members who sold those TIMES as part of the Offering.

     The purchase of a TIMES for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty might also have an effect on the price of a security to the extent that it were to discourage resales of such securities.

     Neither the Trust nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the TIMES or on the Common Stock. In addition, neither the Trust nor any of the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     Certain of the Underwriters render investment banking and other financial services to the Company and/or the Seller from time to time. In addition, in February 1996 and January 1997, Bear, Stearns & Co. Inc. acted as managing underwriter for the Company's initial public offering and secondary offering respectively. In August 1996, Bear, Stearns & Co. Inc. acted as one of the initial purchasers in the Company's convertible notes offering. From November 1995 through June 1997 Bear, Stearns & Co. Inc. acted as co-placement agent for seven securitization transactions for the Company. In addition, Sheldon I. Stein, a Senior Managing Director of Bear, Stearns & Co. Inc., is a director of the Company.

                               VALIDITY OF TIMES

     The validity of the TIMES will be passed upon for the Trust and the Underwriters by their counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022.

                                    EXPERTS

     The financial statement included in this Prospectus has been audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion appearing herein, and has been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

                              FURTHER INFORMATION

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the TIMES offered hereby. Further information concerning the TIMES and the Trust may be found in the Registration Statement of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. In addition, the Registration Statement may be accessed electronically at the Commission's site on the World Wide Web located at http://www.sec.gov.

                       REPORT OF INDEPENDENT ACCOUNTANTS

     To the Board of Trustees and Shareholders of Mandatory Common Exchange
Trust:

     We have audited the accompanying statement of assets and liabilities of Mandatory Common Exchange Trust (the 'Trust') as of September 10, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

     In our opinion, such statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Mandatory Common Exchange Trust, as of September 10, 1997 in conformity with generally accepted accounting principles.

                                                  DELOITTE & TOUCHE LLP
New York, New York
September 11, 1997

                        MANDATORY COMMON EXCHANGE TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 10, 1997

                                        ASSETS
Cash...................................................................................   $100,000
                                                                                          --------
  Total Assets.........................................................................   $100,000
                                                                                          --------
                                                                                          --------

                                      LIABILITIES
Total Liabilities......................................................................   $      0
                                                                                          --------
Net Assets.............................................................................   $100,000
                                                                                          --------
Balance applicable to 2 TIMES issued and outstanding...................................   $100,000
                                                                                          --------
                                                                                          --------
 Net Asset Value.......................................................................   $ 50,000
                                                                                          --------
                                                                                          --------

NOTE 1. ORGANIZATION

     The Trust was established on October 4, 1996 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

NOTE 2. ISSUANCE OF TRUST ISSUED MANDATORY EXCHANGED SECURITIES ('TIMES')

     The Trust proposes to sell Trust Issued Mandatory Exchanged Securities ('TIMES') to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as filed on November 12, 1996. The Trust intends to use the proceeds to purchase a portfolio comprised of stripped U.S. Treasury securities and to pay the purchase price of forward contracts relating to shares of common stock of FIRSTPLUS Financial Group, Inc. The proceeds of the Public Offering will be recorded as shareholders' equity upon receipt of such proceeds by the Trust. All offering costs of the Trust will be paid by the seller of the forward contracts. Organizational costs have been paid by Bear, Stearns & Co. Inc.

================================================================================

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY TIMES OTHER THAN THE TIMES TO WHICH IT RELATES OR ANY OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY SUCH TIMES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

                            ------------------------

                               TABLE OF CONTENTS

                                                 PAGE
                                                 ----

Prospectus Summary............................     3

The Trust.....................................     7

Use of Proceeds...............................     7

Investment Objective and Policies.............     8

Risk Factors..................................    17

Description of the TIMES......................    18

Management and Administration of the Trust....    20

Certain Federal Income Tax Considerations.....    22

Underwriting..................................    24

Validity of TIMES.............................    25

Experts.......................................    25

Further Information...........................    25

Report of Independent Accountants.............    26

Statement of Assets and Liabilities...........    27

UNTIL OCTOBER 7, 1997 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS EFFECTING TRANSACTIONS IN THE TIMES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

================================================================================

================================================================================



                                2,000,000 TIMES



                             TRUST ISSUED MANDATORY
                              EXCHANGE SECURITIES


               (SUBJECT TO EXCHANGE INTO SHARES OF COMMON STOCK OF
                        FIRSTPLUS FINANCIAL GROUP, INC.)


                 ---------------------------------------------
                                   PROSPECTUS
                 ---------------------------------------------


                          JOINT BOOK-RUNNING MANAGERS

                            BEAR, STEARNS & CO. INC.
                              SALOMON BROTHERS INC




                               SEPTEMBER 12, 1997



================================================================================